UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 28, 2006
                Date of Report (Date of earliest event reported):


                                QC HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


                       Kansas                             48-1209939
          (State or other jurisdiction of              (I.R.S. Employer
           incorporation or organization)             Identification No.)

       9401 Indian Creek Parkway, Suite 1500
               Overland Park, Kansas                        66210
      (Address of principal executive offices)            (Zip Code)


                                 (913) 234-5000
              (Registrant's telephone number, including area code)


                                 Not applicable
       (Former name and former fiscal year, if changed since last report.)

                                 Not applicable
                                (Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

See attached as Exhibit 99.1 to this Form 8-K a News Release dated February 28, 2006 concerning the QC Holdings, Inc. (the "Company") revised financial results for the three months and year ended December 31, 2005.

The Company has issued revised financial statements based on information received subsequent to the original earnings release on February 9, 2006 with respect to overtime to be paid to salaried branch managers that work in branches with less than two additional employees. The Company originally recorded an estimate of $1.4 million for this issue. Based on new information and discussion with relevant parties, the Company has concluded that approximately $440,000 will be paid to affected branch managers, which results in changes to the financial information originally released by the Company.

The information in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act made after the date hereof, the information contained in this
Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


Item 9.01   Financial Statements and Exhibits

(c) Exhibits

       99.1 News release issued by QC Holdings, Inc., dated February 28, 2006, titled "QC Holdings, Inc. Issues Revised Fourth Quarter and Full Year Results" that reports the Company's revised financial results for the three months and year ended December 31, 2005.



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            QC Holdings, Inc.


Date: February 28, 2006                     By: /s/ Douglas E. Nickerson
                                                --------------------------------
                                                Douglas E. Nickerson
                                                Chief Financial Officer
                                                (Principal Financial and
                                                Accounting Officer)